SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Alkaline Water Corporation
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of Alkaline Water Corp. and Subsidiary (A Development Stage Company) as of March 31, 2013, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the period since inception on June 19, 2012 through March 31, 2013. Alkaline Water Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alkaline Water Corp. and Subsidiary (A Development Stage Company) as of March 31, 2013, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the period since inception on June 19, 2012 through March 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has negative working capital at March 31, 2013, has incurred recurring losses and recurring negative cash flow from operating activities, and has an accumulated deficit which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs
Las Vegas, Nevada
April 25, 2013

50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107 Phone: (888)727-8251 Fax: (888)782-2351

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
CONSOLIDATED BALANCE SHEET
March 31, 2013
(Audited)

ASSETS

Current Assets:
Cash	$64,607
Accounts receivable	15,110
Inventory	7,573
Total Current Assets	$87,290

Fixed Assets, net	38,083
Deposits – related party	15,000

Total Assets	$140,373

LIABIITIES AND STOKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$12,651
Accounts payable – related party	490
Accrued expenses	5,400
Accrued interest	1,315
Notes payable	150,000
Total Current Liabilities	$169,856

Total Liabilities	$169,856

Stockholders’ Deficit:
Common stock, Class A, $0.001 par value, 1,000,000 shares authorized, 100,000 shares issued and outstanding as of March 31, 2013	$100
Additional paid in capital	253,805
Deficit accumulated during development stage	(283,388)

Total Stockholders’ Deficit	$(29,483)

Total Liabilities and Stockholders’ Deficit	$140,373

See Accompanying Notes to Financial Statements

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period from Inception (June 19, 2012) to March 31, 2013
(Audited)

Revenue	$15,110

Cost of Goods Sold	8,026

Gross Profit	$7,084

Operating Expenses:
Sales and marketing expenses	$88,229
General and administrative expenses	89,608
General and administrative expenses – related party	104,929
Depreciation expense	1,814
Total Operating Expenses	$284,580

Other Expenses:
Interest expense	$(1,315)
Other expense	(4,577)
Total Other Expenses	$(5,892)

Net Loss	$(283,388)

Weighted average number of common shares outstanding – basic	4,000

Net loss per share – basic	$(70.85)

See Accompanying Notes to Financial Statements

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT
(Audited)

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Deficit
Inception (June 19, 2012)	--	$--	$--	$--	$--

Issuance of common stock for acquisition of Alkaline 84, LLC March 31, 2013	100,000	100	253,805	--	253,905

Net loss	--	--	--	(283,388)	(283,388)

Balance, March 31, 2013	100,000	$100	$253,805	$(283,388)	$(29,483)

See Accompanying Notes to Financial Statements

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period from Inception (June 19, 2012) to March 31, 2013
(Audited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(283,388)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	1,814
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(15,110)
(Increase) in inventory	(7,573)
Increase in accounts payable	13,141
Increase in accrued expenses	5,400
Increase in accrued interest	1,315

Net cash used in operating activities	$(284,401)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	$(39,897)
Deposits	(15,000)

Net cash used in investing activities	$(54,897)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	$150,000
Shareholder contribution	264,575
Shareholder distribution	(10,670)

Net cash provided by financing activities	$403,905

NET CHANGE IN CASH	$64,607

CASH AT BEGINNING OF PERIOD	--

CASH AT END OF PERIOD	$64,607

SUPPLEMENTAL INFORMATION:
Interest paid	$--

Income taxes paid	$--

See Accompanying Notes to Financial Statements

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
Alkaline Water Corp (the “Company”) was incorporated or March 7, 2013 (“date of inception”) under the laws of Arizona.

The Company has not commenced significant operations and, in accordance with ASC Topic 915-10, the Company is considered a development stage company.

Principles of consolidation
For the period from June 19, 2012 to March 31, 2013, the consolidated financial statements include the accounts of Alkaline Water Corp (Arizona Corporation) and Alkaline 84, LLC (Arizona Limited Liability Company). All significant intercompany balances and transactions have been eliminated. Alkaline Water Corp (Arizona Corporation) and Alkaline 84, LLC (Arizona Limited Liability Company) will be collectively referred herein to as the “Company”.

Nature of operations
The Company is in the beverage industry and sells alkaline water. The Company has been in the development stage since its formation and has not realized any significant revenues from its planned operations.

Year end
The Company’s year end is March 31.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2013. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair value of financial instruments (continued)
Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Income taxes
The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of March 31, 2013, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material effect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of March 31, 2013, no income tax expense has been incurred.

For the period June 19, 2012 through March 31, 2013, Alkaline 84, LLC was treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are allocated to and reported on the individual returns of the member’s tax returns. Accordingly, no provision for income tax is included in the financial statements.

For the period March 7, 2013 through March 31, 2013, Alkaline Water Corp. was treated as a C-corporation for federal income tax purposes.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts receivable
The Company uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts of $0 at March 31, 2013. The Company has extended payment terms of 60 – 90 days.

Inventory
Inventories are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

Fixed assets
The Company records all property and equipment at cost less accumulated depreciation. Improvements are capitalized while repairs and maintenance costs are expensed as incurred. Depreciation is calculated using the straight-line method over the estimated useful life of the assets or the lease term, whichever is shorter. Depreciation periods are as follows:

Equipment	5 years

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Revenue recognition
The Company recognizes revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company recorded revenue when it was realizable and earned upon shipment of the finished products.

The Company does not accept returns due to the nature of the product. However, they will provide credit to customers for damaged goods.

Major customers
During the period from June 19, 2012 (inception) to March 31, 2013, the Company generated its revenue from three customers.

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising costs
Advertising costs are anticipated to be expensed as incurred; however there was $3,005 in advertising costs included in sales and marketing expenses for the period from June 19, 2012 (inception) to March 31, 2013.

Shipping and handling costs
Shipping and handling costs are expensed as incurred and are included in the cost of goods sold. The Company does not charge its customers for shipping and handling.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are antidilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through April 2013 and believes that none of them will have a material effect on the Company’s consolidated financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability and/or acquisition and sale of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated significant revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring startup costs and expenses. As a result, the Company incurred accumulated net losses from Inception (June 19, 2012) through the period ended March 31, 2013 of ($283,388). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – INVENTORY

Inventories consist of the following at March 31, 2013:

Raw materials	$5,125
Finished goods	2,449
$7,574

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – FIXED ASSETS

Fixed assets consisted of the following at March 31, 2013:

Equipment	$39,897
Less: accumulated depreciation	(1,814)
Fixed assets, net	$38,093

Depreciation expense for the period from Inception (June 19, 2012) to March 31, 2013 was $1,814.

Repairs and maintenance expense for the period from Inception (June 19, 2012) to March 31, 2013 was $361.

NOTE 5 – DEPOSITS

On February 27, 2013, the Company paid a $15,000 deposit on equipment that they are purchasing for approximately $145,000.

NOTE 6 – NOTES PAYABLE

Notes payable consists of the following at March 31, 2013:

Promissory note, secured by all of the assets of the Company; 10% interest, due April 30, 2013	$150,000
$150,000

Interest expense for the period from Inception (June 19, 2012) to March 31, 2013 was $1,315.

NOTE 7 – INCOME TAXES

At March 31, 2012, the Company had a federal operating loss carryforward of $4,500, which begins to expire in 2032.

Components of net deferred tax assets, including a valuation allowance, are as follows at March 31, 2013:

Deferred tax assets:
Net operating loss carryforward	$675
Total deferred tax assets	$675
Less: Valuation allowance	(675)
Net deferred tax assets	$--

The valuation allowance for deferred tax assets as of March 31, 2013 was $675, respectively, which will begin to expire 2032. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of March 31, 2013 and maintained a full valuation allowance.

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 – INCOME TAXES (CONTINUED)

Reconciliation between the statutory rate and the effective tax rate is as follows at March 31, 2013:

Federal statutory rate	(15.0)%
State taxes, net of federal benefit	(0.0)%
Change in valuation allowance	15.0%
Effective tax rate	$0.0 &

NOTE 8 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 1,000,000 shares of $0.001 par value common stock, class A.

Common Stock

Prior to the acquisition of Alkaline 84, LLC, the Company had 0 shares of common stock, class A issued and outstanding.

On March 31, 2013, the Company issued 100,000 shares in exchange for a 100% interest in Alkaline 84, LLC. For accounting purposes, the acquisition of Alkaline 84, LLC by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Alkaline 84, LLC based on the factors demonstrating that Alkaline 84, LLC represents the accounting acquirer. The Company changed its business direction and is now a beverage company.

NOTE 9 – WARRANTS AND OPTIONS

As of March 31, 2013, no stock options or warrants have been issued.

NOTE 10 – AGREEMENTS

On February 20, 2013, the Company executed a non-binding letter of intent with a foreign entity traded on the OTCBB (“Pubco”), for the sale of all of the issued and outstanding securities of the capital of the Company. Under the proposed terms, the parties will enter into a business combination whereby Pubco will purchase all of the securities of the Company in exchange for 43,000,000 shares of common stock of Pubco, which will represent approximately 55”% of the issued and outstanding shares of Pubco as of the closing of the transaction. Upon the closing, the Company will become a wholly-owned subsidiary of Pubco. At closing, the Company will have the right to nominate all of the officers of Pubco and three directors, while the other shareholders of Pubco will have the right to nominate two directors.

The Company received a $150,000 bridge loan (see Note 6 above) from Pubco on February 28, 2013 in connection with the execution of the letter of intent. Upon consummation of the proposed sale, the bridge loan will become convertible into one share of Pubco common stock and 1.5 warrants for additional shares of Pubco common stock.

On or before the closing date, Pubco agrees to complete one or more private placements for aggregate gross proceeds of not less than $500,000, and within 135 days of the closing date to complete an additional one or more private placements for aggregate gross proceeds of not less than $250,000.

The closing date for the contemplated transaction is on or before April 16, 2013. In the event the proposed sale is not completed, the bridge loan along with any unpaid or accrued interest is due and payable on April 30, 2013.

ALKALINE WATER CORP.
(A DEVELOPMENT STATE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS

As of March 31, 2013, the Company had accounts payable totaling $490 due to an entity that is controlled and owned by an officer, director and shareholder of the Company.

As of March 31, 2013, the Company had a deposit totaling $15,000 with to an entity that is controlled and owned by an officer, director and shareholder of the Company. (see Note 5 above)

During the period from Inception (June 19, 2012) to March 31, 2013, the Company purchased $36,297 in equipment from an entity that is controlled and owned by an officer, director and shareholder of the Company.

During the period from Inception (June 19, 2012) to March 31, 2013, the Company had a total of $104,929 in general and administrative expenses with related parties. Of the total, $69,732 was consulting fees to an officer, director and shareholder of the Company, $32,322 was rent to an entity that is controlled and owned by an officer, director and shareholder of the Company $2,875 was professional fees to an entity that is controlled and owned by an officer, director and shareholder.

The Company has a month-to-month rent arrangement with an entity that is controlled and owned by an officer, director and shareholder for $1,914 per month

NOTE 12 – SUBSEQUENT EVENT

On April 17, 2013, the Company executed a promissory note for $25,000 for an additional bridge loan in connection with the contemplated sale of the Company’s equity securities (see Note 10 above). The note bears interest at the rate of 10% per annum and is due and payable along with any unpaid or accrued interest on April 30, 2013. The note is secured by all of the business assets of the Company. Upon consummation of the proposed sale, this bridge loan will become convertible into one share of Pubco common stock and 1.5 warrants for additional shares of Pubco common stock.